FormulaFolios US Equity Portfolio

Class 1 Shares

a series of Northern Lights Fund Trust II

(the “Portfolio”)

Supplement dated March 22, 2019

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

The following supersedes any contrary information contained in the Portfolio’s current Prospectus and SAI.

At a meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on March 18, 2019, the Board approved a reduced advisory fee, effective April 1, 2019, for the FormulaFolios US Equity Portfolio (the “Portfolio”) as well as a reduction in the Portfolio’s expense cap. Accordingly, the disclosure in the Portfolio’s current Prospectus and SAI is replaced as follows:

Prospectus

Summary Section – Fees and Expenses of the Portfolio

The following disclosure included under the heading “Summary Section – Fees and Expenses of the Portfolio” is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Portfolio. This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 1
Management Fees	0.87%
Distribution and Service (Rule 12b-1) Fees	1.00%
Other Expenses	46.69%
Acquired Fund Fees and Expenses	0.02%
Total Annual Portfolio Operating Expenses	48.58%
Fee Waiver/Expense Reimbursement	(46.44%)
Total Annual Portfolio Operating Expenses After Fee Waiver/Expense Reimbursement(1)	2.14%
(1)	Pursuant to an operating expense limitation agreement between FormulaFolio Investments LLC (the “Adviser”) and the Portfolio, the Adviser has agreed to waive its fees and/or absorb expenses of the Portfolio to ensure that Total Annual Portfolio Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Portfolio do not exceed 2.12% of the Portfolio’s average net assets, for Class 1 shares through March 31, 2020. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to seek reimbursement from the Portfolio for fees it waived and Portfolio expenses it paid for the prior three fiscal years, as long as the reimbursement does not cause the Portfolio’s operating expenses to exceed the lower of the current expense cap or the expense cap in place at the time of the waiver or reimbursement.

Example. This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The fee waiver/expense

1

reimbursement arrangement discussed in the table above is reflected only through March 31, 2020. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class 1	$217	$6,330	$8,276	$9,133

Management of the Portfolio—The Adviser

The following disclosure included under the heading “Management of the Portfolio—The Adviser” is hereby deleted in its entirety and replaced with the following:

The Portfolio has entered into an Investment Advisory Agreement (“Advisory Agreement”) with FormulaFolio Investments LLC, located at 89 Ionia SW Suite 600, Grand Rapids, MI 49503, under which the Adviser manages the Portfolio’s investments subject to the supervision of the Board of Trustees. Under the Advisory Agreement, the Portfolio compensates the Adviser for its investment advisory services at the annual rate of 0.93% of the Portfolio’s average daily net assets, payable on a monthly basis. Prior to April 1, 2019, the Portfolio compensated the Adviser for its investment advisory services at the annual rate of 0.93% of the Fund’s average daily net assets, payable on a monthly basis. The Adviser is registered as an investment adviser with the SEC.

Fund Expenses. The Portfolio is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Portfolio, the Adviser has agreed to reduce its management fees and/or pay expenses of the Portfolio to ensure that the total amount of Portfolio operating expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 2.12% of the Portfolio’s average net assets, for Class 1 shares through March 31, 2020, subject thereafter to annual re-approval of the agreement by the Board of Trustees. Any reduction in advisory fees or payment of expenses made by the Adviser may be reimbursed by the Portfolio in subsequent fiscal years if the Adviser so requests. This reimbursement may be requested if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Portfolio expenses. The Adviser is permitted to be reimbursed for management fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Portfolio must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of management fees and/or expenses. This Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the Board of Trustees.

Statement of Additional Information

The third paragraph under the heading “Investment Adviser” is hereby deleted in its entirety and replaced with the following:

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a subadviser) to invest the assets of the Portfolio in accordance with applicable law and the investment objective, policies and restrictions set forth in the Portfolio’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.  The Adviser shall act as the investment adviser to the Portfolio and, as such shall (directly or through a subadviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Portfolio in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained  by the Portfolio, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a subadviser) will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in

2

return a higher commission or spread than may be charged by other brokers.  The Adviser also provides the Portfolio with all necessary office facilities and personnel for servicing the Portfolio’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Portfolio or the Adviser performing services relating to research, statistical and investment activities.  The Advisory Agreement was initially approved by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on August 19, 2015 and most recently renewed by the Board of the Trust, including by a majority of the Independent Trustees, at a meeting held on October 17-18, 2018. At a meeting of the Board held on March 18, 2019, the Board of the Trust, including a majority of the Independent Trustees, approved an amendment to the Advisory Agreement lowering the management fee for the Portfolio.

The fifth and sixth paragraphs under the heading “Investment Adviser” is hereby deleted in its entirety and replaced with the following:

Pursuant to the Advisory Agreement, the Portfolio pays the Adviser a management fee at the annual rate of 0.87% of the Portfolio’s average daily net assets. Prior to April 1, 2019, the Portfolio compensated the Adviser for its investment advisory services at the annual rate of 0.93% of the Fund’s average daily net assets, payable on a monthly basis.

The fee is computed daily and payable monthly. The Adviser has agreed contractually to waive its management fee and to reimburse operating expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary or non-recurring expenses, including, but not limited to, litigation) at least until March 31, 2020, such that net annual fund operating expenses of the Portfolio do not exceed the percentages in the table below.  This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Portfolio’s annual operating expenses to exceed the expense cap. Fee waiver and reimbursement arrangements can decrease the Portfolio’s expenses and increase its performance.

Share Class	Expense Cap
Class 1	2.12%

You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for Class 1 shares dated May 1, 2018, which provides information that you should know about the Portfolio before investing and should be retained for future reference. These documents are available upon request and without charge by calling the Portfolio at 1-855-907-3233.